UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

File No. 811-04809

Liberty All-Star Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    December 31

Date of reporting period:  January 1 - December 31, 2011

Item 1. Report of Shareholders.

LIBERTY ALL-STAR® EQUITY FUND

USA

2011 ANNUAL REPORT

LIBERTY ALL-STAR EQUITY FUND
25
1986 – 2011

ALL★STAR®
EQUITY FUND

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of growth and value stocks

•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

•	Access to institutional quality investment managers

•	Objective and ongoing manager evaluation

•	Active portfolio rebalancing

•	A quarterly fixed distribution policy

•	Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Contents

1	President’s Letter

4	Unique Fund Attributes

6	Multi-Management Has Produced More Consistent Returns

7	Investment Managers/Portfolio Characteristics

8	Manager Roundtable

13	Table of Distributions and Rights Offerings

14	Top 20 Holdings and Economic Sectors

15	Major Stock Changes in the Quarter

16	Schedule of Investments

23	Statement of Assets and Liabilities

24	Statement of Operations

25	Statements of Changes in Net Assets

26	Financial Highlights

27	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Automatic Dividend Reinvestment and Direct Purchase Plan

34	Tax Information/Description of Lipper Benchmark and the S&P 500® Index

35	Trustees and Officers

38	Results of Shareholder Meeting

40	Privacy Policy

Inside Back Cover: Fund Information

LIBERTY ALL-STAR® EQUITY FUND	1
PRESIDENT’S LETTER (UNAUDITED)

Fellow Shareholders:	February 2012

The stock market was essentially unchanged over the span of 12 months in 2011, but that doesn’t mean it was a smooth ride. Quite the contrary, the market fluctuated wildly during a year in which investors seemed to develop a split personality--optimistic one day, fearful the next. In an attempt to explain the volatility, the media even coined the term “risk-on/risk-off,” as if repeated changes in direction could be likened to the flip of a switch.

The greatest volatility came during the second half of the year. The S&P 500® Index moved up or down by 1 percent or more on 22 percent of the trading days during the first half. That rate more than doubled in the second half, rising to 57 percent of trading days, approaching the 69 percent of trading days with similar moves in the first quarter of 2009. That period marked the capitulation phase of the market decline triggered by the most severe financial crisis since the Great Depression.

When the dust finally settled, the S&P 500® Index gained 2.11 percent for the year. The first and fourth quarters of the year were positive, as they returned 5.92 percent and 11.82 percent, respectively. However, the second quarter was flat (+0.10 percent) and the third quarter was very poor, as the index declined 13.87 percent.

Behind the uneven performance of the stock market and its extreme volatility was a mix of factors. On the positive side, corporate earnings were strong, balance sheets continued to recover nicely and managements did a good job of managing costs. The offsets to good corporate performance were an anemic housing and job market. But it was macro concerns on both sides of the Atlantic that created the turmoil, as investors lost confidence in governments’ ability to deal with fiscal crises. In the U.S., concerns were driven by the size of the federal budget deficit and the political infighting that prevented Washington from coming up with any meaningful solution. The federal debt, just $1 trillion in 1981, skyrocketed 15-fold by 2011. It didn’t help when rating agency, Standard & Poor’s downgraded U.S. debt from AAA to AA+. It was the first-ever downgrade of

U.S. debt. Sovereign debt woes plagued the European Union as well. Greece, a relatively small economy, was at the eye of the storm, but the real worry was that debt problems could result in defaults in Italy, Ireland, Spain or Portugal--and could even lead to the demise of the euro. Not even a core euro-zone economy like France was immune to the concerns. Like their counterparts in Washington, Europe’s leaders have proved ineffectual in dealing with the problem.

For the year, Liberty All-Star Equity Fund declined 6.73 percent with shares valued at net asset value (NAV), 5.84 percent with shares valued at NAV with dividends reinvested and 8.09 percent with shares valued at market price (with dividends reinvested). It was a disappointing year, as all three measures of return considerably lagged the -0.65 percent return of the Lipper Large-Cap Core Mutual Fund Average, the Fund’s primary benchmark, as well as the S&P 500® Index.

The Fund’s underperformance can be attributed largely to the third quarter of 2011. Through the first half of the year, the Fund outperformed both the Lipper benchmark and the S&P 500® Index on a market price basis (with dividends reinvested). At June 30, 2011, the Fund had returned 8.66 percent on a market price basis versus 5.19 percent for the Lipper average and 6.02 percent for the S&P 500® Index. But, in the third quarter, the Fund declined 18.96 percent with shares valued at NAV; 18.80 percent with shares valued at NAV with dividends reinvested; and 19.29 percent with shares valued at market price (with dividends reinvested). Although Fund returns were more competitive in the fourth quarter, the worst of the damage had been done.

We are disappointed that a poor quarter had such a negative impact on relative long-term performance. As recently as June 30, the Fund’s NAV reinvested return had outperformed the Lipper benchmark for the trailing one, three, five, 10 and 20 years, as well as since inception, which was 24 1/2 years as of that date. Even after the poor 2011, returns over the trailing three year period rank the Fund in the 26th percentile of its Lipper universe.

www.all-starfunds.com	USA

2	LIBERTY ALL-STAR® EQUITY FUND
PRESIDENT’S LETTER (UNAUDITED)

Looking beneath the numbers, most actively managed funds did poorly in the highly volatile environment that existed in 2011. This observation is borne out by the fact that 77 percent of the funds in the Lipper Large-Cap Core universe underperformed the S&P 500® Index last year. Further, our managers are going to remain true to their style and strategy, as we want them to. So, for example, while investors were rushing into defensive sectors (consumer staples, healthcare, utilities) in 2011, our managers did not abandon their principles for potential short-term refuge. And our value managers, representing 60 percent of the Fund, were hurt the most due to their focus on economically sensitive stocks, as investors shunned them over fears of fallout from the euro zone. On the subject of diversification, while it can help long term, it can hurt short term when investors panic and concentrate on the most defensive sectors of the market. It is also the Fund’s policy to stay essentially fully invested and not attempt to “hide” in cash during market sell-offs, such as last year’s third quarter.

Turning to specific sector allocations, the Fund was underweight in the three best performing S&P sectors, which were, in order of return, utilities, consumer staples and healthcare, and was overweight to the poorest performing S&P sector, financials. The Fund was also overweight in information technology and energy, but hurt more by poor stock selection than sector allocation.

For most of the year, the discount at which Fund shares traded relative to their underlying NAV narrowed, although it widened in the fourth quarter. For the year, the discount ranged from 7.2 percent to 16.8 percent compared with 10.4 percent to 17.6 percent in 2010.

Fund distributions totaled $0.34 per share in 2011, up from $0.31 in 2010. As shareholders may recall, the Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. Since the Fund’s first calendar year of operations in

1987, the Fund has paid distributions of $23.60 per share. We would emphasize that shareholders need to include these distributions when determining the return on their investment in the Fund.

Once again, in this annual report we offer a question and answer session with the Fund’s five investment managers. We believe you will find the comments of these leading investors to be both interesting and insightful. As we have also done in recent annual reports, we once again offer a brief summary of the Fund’s attributes on pages 4 and 5. I urge you to revisit these attributes, as they help to make the Fund a unique and attractive investment vehicle.

In closing, while we are disappointed with the Fund’s performance during the second half of 2011, in this highly volatile environment markets rise and fall in ever more compressed and unpredictable timeframes. As cited earlier, as of June 30, 2011 the Fund was ahead of its primary benchmark for all short- and long-term periods. That was due in part to the managers remaining focused on their respective styles and the opportunities that became available during the market declines. And although 2008, much like 2011, was a disappointing year in relative terms, the Fund was positioned to fully exploit those opportunities and it outperformed 90 percent of its peers in the Lipper Large-Cap Core universe during calendar years 2009 and 2010.

We thank you for your ongoing support of the Fund. Please remain assured that we at Liberty All-Star Equity Fund will continue to monitor markets and our managers closely, and will keep the best long-term interests of shareholders first and foremost in all that we do.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	3
PRESIDENT’S LETTER (UNAUDITED)

FUND STATICTS AND SHORT-TERM PERFORMANCE

PERIODS ENDING DECEMBER 31, 2011

FUND STATISTICS:

Net Asset Value (NAV)		$4.99

Market Price		$4.22

Discount		15.4%

	Quarter		2011

Distributions	$0.08		$0.34

Market Price Trading Range	$3.77 to $4.65		$3.77 to $5.43

Discount Range	11.3% to 16.8%		7.2% to 16.8%

PERFORMANCE:

Shares Valued at NAV	10.70%		(6.73%)

Shares Valued at NAV with Dividends Reinvested	10.94%		(5.84%)

Shares Valued at Market Price with Dividends Reinvested	4.80%		(8.09%)

S&P 500® Index	11.82%		2.11%

Lipper Large-Cap Core Mutual Fund Average*	11.04%		(0.65%)

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	62nd		91st

Number of Funds in Category	1108		1066

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS	ANNUALIZED RATES OF REURN
PERIODS ENDING DECEMBER 31, 2011	3 YEARS	5 YEARS	10 YEARS	25 YEARS

LIBERTY ALL-STAR® EQUITY FUND

Distributions	$0.96	$2.51	$6.81	$23.60

Shares Valued at NAV	12.90%	(2.79%)	1.80%	7.99%

Shares Valued at NAV with Dividends Reinvested	14.10%	(1.65%)	2.43%	8.67%

Shares Valued at Market Price with Dividends Reinvested	14.75%	(3.84%)	0.32%	7.70%

S&P 500® Index	14.11%	(0.25%)	2.92%	9.28%

Lipper Large-Cap Core Mutual Fund Average*	12.72%	(0.87%)	2.41%	8.68%

NAV Reinvested Percentile Ranking (1 = best; 100 = worst)	26th	69th	51st	58th

Number of Funds in Category	958	827	498	69

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Mutual Fund Universe.
**	Performance from the first full calendar year of operations since inception date of October 31, 1986.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500® Index can be found on page 34.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

www.all-starfunds.com	USA

4	LIBERTY ALL-STAR® EQUITY FUND
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Multi-management for Individual Investors

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	5
UNIQUE FUND ATTRIBUTES (UNAUDITED)

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

Distribution Policy

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 6 percent of the Fund’s net asset value (paid quarterly at 1.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

www.all-starfunds.com	USA

6	LIBERTY ALL-STAR® EQUITY FUND
MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS (UNAUDITED)

The narrative on the preceding two pages is intended to focus on the unique attributes of the Fund. The chart below demonstrates the long-term outcome of these attributes, particularly the Fund’s multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it’s growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility.

As discussed in our “Unique Fund Attributes” feature, ALPS utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

All-Star’s long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that for the trailing 25-year period ending December 31, 2011, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe that have a 25-year performance history.

Each dot represents the precise 25-year return and consistency record ending December 31, 2011, of each fund in the universe of 56 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 25-year history. The star represents the Fund’s 25-year NAV reinvested return for the period ending December 31, 2011. The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value.

Consistency is measured by the volatility of “non-market” monthly returns, calculated by subtracting the return of the S&P 500® Index from each mutual fund’s return. The lower the volatility, the higher the consistency of results compared with the stock market.

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	7
INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS (UNAUDITED)

THE FUND’S ASSETS ARE APPROXIMAT ELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

	Schneider	Pzena	Matrix	Cornerstone	TCW	Total Fund	S&P 500® Index

Number of Holdings	41	39	36	48	31	160*	500

Percent of Holdings in Top 10	48%	40%	38%	41%	46%	19%	20%

Weighted Average Market Capitalization (billions)	$33	$54	$58	$81	$68	$59	$91

Average Five-Year Earnings Per Share Growth	(7)%	(2)%	0%	19%	21%	6%	7%

Dividend Yield	1.6%	2.5%	2.0%	1.2%	0.8%	1.6%	2.2%

Price/Earnings Ratio**	13x	11x	11x	16x	23x	14x	14x

Price/Book Value Ratio	1.6x	1.8x	2.2x	4.6x	4.9x	3.0x	3.4x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

www.all-starfunds.com	USA

8	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

Investment Manager Roundtable

The Fund’s five investment managers summarize their strategy, look back at 2011 and identify stocks that exemplify their investment approach

Liberty All-Star Equity Fund’s five investment managers represent long experience, deep knowledge, a proven track record and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. Thus, once again, we are grateful to be able to call upon this resource to provide Fund shareholders with commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, Inc., serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each, and their respective styles and strategies are:

CORNERSTONE CAPITAL MANAGEMENT, INC.

Portfolio Manager/Thomas G. Kamp, CFA

President and Chief Investment Officer

Investment Style/Growth – Cornerstone evaluates stocks that its research identifies as offering underappreciated opportunities for growth as defined by one or more of their metrics. Stock selection is further based on the fundamentals of revenue, earnings, cash flow, and management depth and credibility.

MATRIX ASSET ADVISORS, INC.

Portfolio Manager/David A. Katz, CFA

President and Chief Executive Officer

Investment Style/Value – Matrix follows an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Antonio DeSpirito, III

Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

Portfolio Manager/Arnold C. Schneider, III, CFA

President and Chief Investment Officer

Investment Style/Value – The firm practices a disciplined, fundamental approach to add value over time. Research focuses on uncovering new ideas and owning undervalued stocks before they experience a rebound in earnings and come to the attention of other investors.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

With all five managers contributing to the roundtable, it’s a good opportunity for shareholders to compare the various approaches to portfolio management that each of you represent. Can you summarize your investment style, strategy and process, as well as any factors that are distinct to your firm? Tom Kamp and Craig Blum, let’s hear from the growth managers to start.

Kamp (Cornerstone – Growth): Our philosophy is to successfully identify a “perception gap.” A perception gap exists when consensus expectations fail to recognize the true earnings power of a given company. This perception gap is an underappreciated opportunity. The greater this gap between consensus expectations and the true earnings power of a given company, the greater the opportunity for investment gains as the consensus recognizes reality and the gap is closed. Furthermore, this creates an alpha advantage that is harvested during the period in which the

“We’re trying to find good companies when their share prices get very depressed relative to the ability of the underlying business to generate earnings and cash flow over the long term.”

Tony DeSpirito (Pzena - Value)

perception gap closes through “v-factor” trading. This is the term that describes Cornerstone’s active trading philosophy. Assuming there is no change in fundamentals, if a stock’s price falls, we will concentrate the portfolio by increasing the average position size. As a stock’s price rises we will do the opposite.

Cornerstone’s strategy seeks long-term growth of capital for its clients through the opportunistic selection of stocks expected to appreciate at a faster rate than the benchmark. These stocks are evaluated based on a variety of key factors where our research identifies the perception gap. Stock selection is further based on the fundamentals of revenue, earnings, cash flow, and management depth and credibility. Sector allocation is a by-product of individual stock selection. Stocks will generally be selected from those that are primarily traded on U.S. exchanges or markets. The objective of the strategy is to generate alpha over the long term by purchasing high growth companies where our research has identified one or more perception gaps.

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	9
MANAGER ROUNDTABLE (UNAUDITED)

Blum (TCW – Growth): We are a quality-focused, concentrated, large-cap growth manager. In our view, four attributes set the strategy apart from many others. First, our definition of quality is unique in that we focus squarely on large and attractive end markets that face each company and then combine that with research around business model advantage. Second, we own a concentrated portfolio of approximately 25 to 35 stocks, allowing us to focus our efforts strictly on our best ideas. Third, we embrace a long-term orientation, which typically translates into a holding period of between three and five years. This enables the strategy to remain invested in the most attractive opportunities given our belief that the best businesses tend to repeat their successes for long time periods. Finally, we employ what we refer to as a “light macro overlay” that aligns our current portfolio construction with our current macro view. The team’s investment process is a proprietary, fundamental, bottom-up approach designed to identify attractive opportunities and then move those names through an exhaustive, fundamental research process. Our focus is on evaluating and modeling industry dynamics, modeling company-specific fundamentals, conducting competitor analysis, identifying sustainable competitive advantages, meeting with and evaluating management, and performing all related valuation work.

Thank you both. Let’s turn to the value managers and ask Tony DeSpirito to begin.

DeSpirito (Pzena – Value): We are old-fashioned value investors. Some people would use the term “deep value.” We think of it in a fairly straightforward way: We’re trying to find good companies when their share prices get depressed relative to the ability of the underlying business to generate earnings and cash flow over the long term. We approach these businesses with a fairly healthy dose of realism; that is, you don’t get to buy the best businesses with the fastest growth rates and the wonderful management teams and all of the characteristics that everybody wants for the simple reason that they don’t sell for a low price. Many times, however, there are good businesses that do get marked down, generally because something has gone wrong. Our whole philosophy is to try and identify those companies and then make the judgment as to which ones are really good businesses where the problems are only temporary.

There are a few things that we feel differentiate us from other firms. First, we have an unwavering commitment to our investment approach, which provides assurance that we are constructing deep value portfolios true to our investment philosophy. We also have a long-term orientation - three to five years - which reflects our “buy the business” perspective. This gives us the ability to make judgments about deeply undervalued businesses where the market is obsessed with short-term problems and we see long-term potential. Lastly, we have a systematic approach to handling negative information, which enables us to differentiate between companies that we believe are facing temporary setbacks versus a permanent change in our investment thesis. This has proven to be a significant advantage over our history, and reflects our commitment to deep fundamental research.

Thank you. Let’s hear from Matrix and Schneider to round out our first discussion point.

Katz (Matrix – Value): Since its founding 25 years ago, Matrix has maintained a disciplined relative value investment style that focuses on investing in successful businesses that are trading at compelling valuations. We use the term relative value because our goal is not to identify the statistically cheapest companies, as a deep value investor might, but rather the optimal combination of business strength/success with attractive valuations based on an assessment of a company’s key fundamentals. Simply stated, our goal is to invest in undervalued companies that have meaningful upside potential. We implement this goal through two sequential steps. The first employs rigorous quantitative screening models designed to provide an intrinsic business value for a company. This quantitative screening process reduces an initial universe of 1500 candidates to 75-100 statistically attractive candidates. We will then undertake detailed qualitative research on the remaining candidates, focusing on financial statements, as well as diverse factors such as management’s assessments of the state of the business, assessments by competitors and analysts, trading activity by insiders, and the potential for a catalyst to create greater value. Typically, we own 35 to 40 stocks at any given time. We will sell a stock when its price rises to meet our intrinsic valuation for the company. Conversely, if the company’s intrinsic valuation declines we will also sell a stock. On occasion we will sell a stock if we believe a comparable company offers a more compelling risk/reward profile.

Schneider (Schneider Capital Management - Value):

“Our research process is geared toward identifying securities with low investor expectations that are temporarily trading at a substantial discount to their underlying business value.”

Arnie Schneider

(Schneider Capital

Management – Value)

We believe that disciplined value investing, built on a research-driven foundation, can deliver investment success over time. Promising opportunities can be found among securities that are most deeply undervalued relative to their future earnings potential. Our research process is geared toward identifying securities with low investor expectations that are temporarily trading at a substantial discount to

www.all-starfunds.com	USA

10	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

their underlying business value. In practice, this has produced an investment discipline focused on timely investments in cyclical industries and discovering individual companies going through meaningful change. The strategy often targets companies under temporary duress where we have identified a path leading to recovery.

Please summarize what produced the best results for you in 2011 and what, in retrospect, didn’t play out the way you thought. We’ll stay with the value managers and ask Arnie Schneider to begin.

Schneider (Schneider Capital Management – Value):

EQT Corporation, an integrated energy company engaged in finding and developing natural gas in Appalachia, was a strong performer. Given its peer-leading cost structure and substantial resource potential in Marcellus shale gas, the stock was cheap relative to its asset values as the market focused only on its modest current production. The market also ignored future opportunities in its less well-known acreage in West Virginia.

Coal stocks had a rough year. Prices for metallurgical coal, which is used in the production of steel, slipped a bit more than we expected due to the sharp global slowdown. In contrast, global thermal coal (used in power generation) dynamics continue to improve. Inventories are in decline and U.S. exports are up substantially. Our investment is intentionally oriented toward companies more exposed to thermal coal. The coal companies in the portfolio present a very favorable risk/reward profile.

Let’s hear from Matrix and Pzena.

Katz (Matrix – Value): Our best results in 2011 largely tracked the most successful areas of the overall market: more defensive sectors such as consumer staples, led by CVS, Coca-Cola and Procter & Gamble, and healthcare with companies like Bristol-Myers and Covidien. While these areas and stocks were positive contributors to the portfolio, their gains were not enough to offset the areas that didn’t work. Our significant detractors were financial stocks, where macroeconomic and global concerns more than overshadowed significantly improved company fundamentals. These laggards included JP Morgan, MetLife and Wells Fargo. Other detractors were economically sensitive stocks such as Alcoa, Carnival, Monster Worldwide and Staples. Because of their ongoing business success, we believe that many of our laggards in 2011 will be among portfolio leaders in the upcoming year.

DeSpirito (Pzena – Value): Two thousand eleven was a year dominated by macro events, with eurozone sovereign debt and banking issues, along with the U.S.

debt ceiling standoff, taking center stage. At mid-year, investor sentiment shifted from cautious optimism for a sustained recovery to fear and uncertainty about the future. In this environment, sectors that investors perceived to be “safe” (utilities, consumer staples and healthcare) did well, as investors fled cyclical sectors in search of stable earnings and dividends. We had little exposure to consumer staples and utilities, which were expensive, and this hurt our performance. Our healthcare holdings, however, did well, and we sold most of them during the year to fund purchases of deeply discounted, yet high quality, cyclical businesses. As a result, the portfolio is dominated by industry leaders with strong balance sheets and high cash flow generation that are trading at extraordinarily attractive valuations.

Growth style managers, how do you reflect on 2011?

Blum (TCW – Growth): From a portfolio attribution perspective, our information technology holdings contributed most to our results during the year. Solid fundamental developments continued to support names such as QUALCOMM and Apple, while Visa continued to execute well and post respectable growth following the poor sentiment that developed after the debit-interchange legislation of 2010. Intuitive Surgical, a leader in robotically-

“The team’s investment process is a proprietary, fundamental, bottom-up approach designed to identify attractive opportunities and then move those names through an exhaustive, fundamental research process.”

Craig Blum (TCW - Growth)

assisted minimally invasive surgery, was our single best performing name, with performance driven by procedure growth, profitability and innovation that continued to exceed expectations.

One of our disappointments was mainly isolated to poor sentiment and industry dynamics that continue to pressure C.H. Robinson. Third-party logistics provider C.H. Robinson struggled throughout the year with anemic growth in freight volumes combined with a reduced ability to raise prices. While it was a disappointment for the year, we still believe the company to be meaningfully underpriced longer term and we are maintaining our current exposure.

Kamp (Cornerstone – Growth): We began the year with a bullish outlook and generated strong returns in the cyclical stocks of the energy, industrial and technology sectors. Our stock selection in the technology, healthcare and industrial sectors was particularly strong. Part of our success early in the year came from one of our energy holdings, Petrohawk Energy Corp., which was acquired by BHP Billiton Ltd. for a 65 percent premium. We were

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	11
MANAGER ROUNDTABLE (UNAUDITED)

long-term holders of Petrohawk and one of its largest institutional shareholders premised on the value of its assets in some of the most prolific natural gas locations in the country.

The market began to roll over in late July, accelerating to the downside until October 3, driven by the combined fears of the European sovereign debt crisis and a potential hard landing in China, post the rapid infrastructure spending boom and property speculation of the last three years. Unfortunately, we began to increase our aggressiveness too early in the third quarter, detracting from absolute and relative performance. By maintaining our investment discipline and exposures, however, we generated strong returns from October 4 onward, led by the energy and industrial sectors and to a lesser extent the consumer staples and materials sectors.

What is a stock in the portion of the All-Star Equity Fund portfolio that you manage that is a long-term holding that reflects your style and strategy as summarized in the first question? And what is a recent addition to your portion of the portfolio about which you are optimistic, and why?

Kamp (Cornerstone – Growth): In the financial sector, we continue to own only one name, Goldman Sachs, but we have owned it since we started managing this portfolio. In a recent meeting with Goldman’s senior management, we learned that the firm’s investment banking pipeline is quite robust. Management teams, however, have slowed their deal

“Our philosophy is to successfully identify a “perception gap... which exists when consensus expectations fail to recognize the true earnings power of a given company” Tom Kamp (Cornerstone – Growth)

activity pending some clarity on the depth of Europe’s problems. The stock continues to trade at 70 percent of book value despite sitting on nearly $60 billion of excess capital as the company awaits clarity on Dodd-Frank and Basel III regulations. We initiated new positions in Exxon Mobil, Hess Corp. and Schlumberger Ltd. These moves de-risked the portfolio somewhat for what may be a bumpy ride ahead while maintaining exposure to oil commodity prices at a time of tight capacity and rising tensions in the Middle East.

Blum (TCW – Growth): Precision Castparts Corp. (PCP) remains a relatively long-term holding for the portfolio. PCP manufactures specialized metal components and engineered composite products for the global aerospace, infrastructure and power markets. We believe a multi-year cycle has developed, defined by increasing demand for lighter, stronger, cleaner and more energy efficient materials to be used across a wide variety of industrial end markets. PCP is thus benefiting from rising demand for its high strength-to-weight ratio products that are forged and cast with proprietary materials and technology. In particular, we believe the commercial aerospace market represents a significant long-term opportunity for the company as high-margin composite products continue to increase as a share of total aircraft content. Additionally, the company is nicely leveraged to emerging market infrastructure growth and is a best-of-breed operator with industry leading margins and returns on capital.

A recent addition to the portfolio is VMware. VMware is the dominant provider of server virtualization software and virtualization-based cloud infrastructure solutions. We believe the financial and operational benefits of server virtualization will continue to drive penetration of workloads in the enterprise, with VMware being the primary beneficiary. Increased virtualization penetration is also driving an increased need for management and automation software, another significant opportunity that VMware is well positioned to exploit. The company has also amassed a portfolio of technologies, including desktop virtualization, cloud-based applications and cloud-related development platforms, that is expanding its addressable market. In our opinion, the current valuation does not adequately reflect these growth opportunities.

DeSpirito (Pzena – Value): Hewlett-Packard, the world’s largest information technology company, is a great example of a business that we have owned since mid-2010 and that offers long-term opportunity at a very attractive valuation. Despite market fears, our research indicates that H-P continues to maintain its number one or number two positions in virtually all their business segments, which are technology services, printing, PCs, servers and storage. Also, the company is solidly profitable and has a strong balance sheet. The company trades at only 6.3x current earnings and 5.3x our estimate of normal earnings. This is the second time we have owned H-P, and it is one of the largest holdings in our portfolio.

Staples, the world’s largest office supplies company, is a new addition that became cheap during 2011 as investors worried about its outlook in light of an uncertain economy. Despite its sensitivity to white collar employment, Staples has significant scale and geographic advantages over its competitors, enabling it to post solid profits and capture market share while the competition retrenches. Staples is well positioned for an eventual normalization in employment and business formation, and trades at 10.1x current earnings estimates and 6.3x our estimate of normal earnings. Staples is also one of our larger holdings.

www.all-starfunds.com	USA

12	LIBERTY ALL-STAR® EQUITY FUND
MANAGER ROUNDTABLE (UNAUDITED)

Schneider (Schneider Capital Management – Value):

Boeing is a long-term holding. We purchased Boeing in anticipation of an upturn in the commercial aerospace business after a period of extreme stress in the industry. The recovery has partially occurred, but Boeing also benefits from several new product cycles, the secular growth in international air travel and stumbles by their competition. Boeing is changing the face of commercial aircraft with the 787, and we expect a substantial increase in cash flow and profit margins as the company boosts production rates.

During the year we increased our exposure to the property/ casualty insurance segment through the purchase of ACE Limited. Given the pressure from low returns in the industry, pricing trends are clearly improving and should lead to growth in revenues, margins, earnings and return on equity. Stock valuations for the group are at the low end of the historical range, which we believe provides an attractive entry point.

Katz (Matrix – Value): American Express (AXP) exemplifies our focus on strong fundamental business attributes, while sizing the implications of possible headline risk.AXP is a superior business with strong management and solid balance sheet. While not subject to the same issues that beset banks during the financial crisis of 2008, AXP was nonetheless punished because of fears of credit defaults and a broad-brush negative appraisal of all financial institutions. As successful prior owners of AXP, we bought the

“... our goal is not to identify the statistically cheapest companies, as a deep value investor might, but rather the optimal combination of business strength/success with attractive valuations based on an assessment of a company’s key fundamentals.”

David Katz (Matrix - Value)

stock during this period of uncertainty, confident that the company would manage its business well during this period. The company did, in fact, manage very adroitly through their credit exposures. As management produced very favorable results, the stock has moved to much higher valuations, providing us with a gain on our investment.

A recent addition to our portfolio has a similar profile, Charles Schwab, the leading discount brokerage firm. In some respects our process in identifying Schwab mirrored that of American Express: a great business in an out-of-favor sector was not necessarily subject to the same pressures and problems as its financial sector peers, yet valued as if it were. We have followed Schwab closely over the years. The business is well run and not beset with huge structural or financial issues. Importantly, Schwab has a history of being a fast-recovery stock when the market believes that overall economic conditions are improving. We were able to buy Schwab at approximately 12x normalized earnings and believe that it could be a strong contributor to 2012 performance.

Great insights from experienced investment managers and we thank you all. It should be an interesting year ahead. We’ll check in again next year.

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	13
TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS (UNAUDITED)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS*

1988	$0.64

1989	0.95

1990	0.90

1991	1.02

1992	1.07	April	10	$10.05

1993	1.07	October	15	10.41	$0.18

1994	1.00	September	15	9.14

1995	1.04

1996	1.18				0.13

1997	1.33				0.36

1998	1.40	April	20	12.83

1999	1.39

2000	1.42

2001	1.20

2002	0.88	May	10	8.99

2003	0.78

2004	0.89	July	10**	8.34

2005	0.87

2006	0.88

2007	0.90	December	10	6.51

2008	0.65

2009***	0.31

2010	0.31

2011	0.34

Total	$22.42

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

www.all-starfunds.com	USA

14	LIBERTY ALL-STAR® EQUITY FUND
TOP 20 HOLDINGS AND ECONOMIC SECTORS (UNAUDITED)

December 31, 2011

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

Apple, Inc.	2.99%

JPMorgan Chase & Co.	2.08

QUALCOMM, Inc.	2.05

Cisco Systems, Inc.	1.99

Google, Inc., Class A	1.86

Wells Fargo & Co.	1.83

ACE Ltd.	1.76

Dell, Inc.	1.46

Exxon Mobil Corp.	1.42

The Western Union Co.	1.34

The Allstate Corp.	1.32

Staples, Inc.	1.31

BP PLC	1.25

State Street Corp.	1.13

Visa, Inc., Class A	1.11

Microsoft Corp.	1.09

American Tower Corp., Class A	1.04

Hewlett-Packard Co.	1.01

SunTrust Banks, Inc.	1.01

Carnival Corp.	0.98

30.03%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Information Technology	25.01%

Financials	19.20

Energy	14.39

Consumer Discretionary	10.41

Health Care	8.66

Industrials	7.91

Consumer Staples	6.32

Materials	3.43

Utilities	1.82

Telecommunication Services	1.39

Other Net Assets	1.46

100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	15
MAJOR STOCK CHANGES IN THE QUARTER (UNAUDITED)

December 31, 2011

The following are the major ($3 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2011.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/11

PURCHASES

Exxon Mobil Corp.	72,597	152,772

General Mills, Inc.	142,479	142,479

SALES

Anadarko Petroleum Corp.	(41,836)	31,120

Baidu, Inc.	(32,688)	53,710

Beam, Inc.	(65,725)	0

Broadcom Corp., Class A	(172,645)	0

Colgate-Palmolive Co.	(34,534)	0

Edison International	(89,000)	0

J.C. Penney Co., Inc.	(92,880)	190,965

Rockwell Automation, Inc.	(55,986)	97,434

www.all-starfunds.com	USA

16	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS

as of December 31, 2011

COMMON STOCKS (98.54%)	SHARES	MARKET VALUE

▶ CONSUMER DISCRETIONARY (10.41%)
Auto Components (1.29%)
Johnson Controls, Inc.	240,505	$7,518,186
Magna International, Inc.	127,175	4,236,199

		11,754,385

Diversified Consumer Services (0.35%)
Apollo Group, Inc., Class A(a)	58,825	3,168,903

Hotels, Restaurants & Leisure (1.17%)
Carnival Corp.	274,825	8,970,288
Orient-Express Hotels Ltd., Class A(a)		224,091
		1,673,960

		10,644,248

Household Durables (1.73%)
KB Home	283,140	1,902,701
NVR, lnc.(a)	11,575	7,940,450
Toll Brothers, lnc.(a)	293,171	5,986,552

		15,829,703

Internet & Catalog Retail (1.40%)
Amazon.com, lnc.(a)	44,357	7,678,197
priceline.com, lnc.(a)		10,975
		5,133,117

		12,811,314

Media (1.00%)
Omnicom Group, Inc.	131,450	5,860,041
The Walt Disney Co.	86,057	3,227,137

		9,087,178

Multi-Line Retail (0.95%)
Dollar General Corp.(a)	47,483	1,953,450
J.C. Penney Co., Inc.	190,965	6,712,420

		8,665,870

Specialty Retail (2.10%)
Dick’s Sporting Goods, Inc.	64,732	2,387,316
Guess?, Inc.	59,155	1,764,002
Staples, Inc.	859,350	11,936,371
Tiffany & Co.	14,318	948,711
The TJX Cos., Inc.	33,185	2,142,092

		19,178,492

Textiles, Apparel & Luxury Goods (0.42%)
Burberry Group PLC(b)	103,069	3,817,676

▶ CONSUMER STAPLES (6.32%)
Beverages (1.50%)
The Coca-Cola Company	31,000	2,169,070
Diageo PLC(b)	63,239	5,528,353
Molson Coors Brewing Co., Class B	137,750	5,997,635

		13,695,058

Food & Staples Retailing (1.40%)
Costco Wholesale Corp.	50,200	4,182,664
CVS Caremark Corp.	80,000	3,262,400
Walgreen Co.	162,000	5,355,720

		12,800,784

See Notes to Schedule of Investments and Financial Statements

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	17
SCHEDULE OF INVESTMENTS

as of December 31, 2011

COMMON STOCK (continued)	SHARES	MARKET VALUE

Food Products (1.73%)
Archer-Daniels-Midland Co.	160,000	$4,576,000
General Mills, Inc.	142,479	5,757,577
Mead Johnson Nutrition Co.	78,900	5,422,797

		15,756,374

Household Products (0.48%)
The Procter & Gamble Co.	65,000	4,336,150

Personal Products (0.72%)
Avon Products, Inc.	210,668	3,680,370
The Estee Lauder Cos., Inc., Class A	25,615	2,877,077

		6,557,447

Tobacco (0.49%)
British American Tobacco PLC(b)	46,973	4,456,798

▶ ENERGY (14.39%)
Energy Equipment & Services (3.13%)
FMC Technologies, lnc.(a)	112,920	5,897,812
Oceaneering International, Inc.	109,800	5,065,074
Schlumberger Ltd.	128,913	8,806,047
Tidewater, Inc.	124,000	6,113,200
Weatherford International Ltd.(a)	179,695	2,630,735

		28,512,868

Oil, Gas & Consumable Fuels (11.26%)
Anadarko Petroleum Corp.	31,120	2,375,390
Arch Coal, Inc.	584,405	8,479,716
BP PLC(b)	265,782	11,359,523
Chesapeake Energy Corp.	106,771	2,379,926
Chevron Corp.	63,000	6,703,200
Cobalt International Energy, lnc.(a)	219,343	3,404,203
ConocoPhillips	107,300	7,818,951
Consol Energy, Inc.	221,410	8,125,747
Devon Energy Corp.	89,000	5,518,000
Exxon Mobil Corp.	152,772	12,948,955
Hess Corp.	62,771	3,565,393
Occidental Petroleum Corp.	78,800	7,383,560
Peabody Energy Corp.	235,810	7,807,669
Royal Dutch Shell PLC(b)	112,627	8,231,907
Valero Energy Corp.	312,030	6,568,231

		102,670,371

▶ FINANCIALS (19.20%)
Capital Markets (4.25%)
Bank of New York Mellon Corp.	90,000	1,791,900
The Charles Schwab Corp.	448,100	5,045,606
Franklin Resources, Inc.	44,950	4,317,897
The Goldman Sachs Group, Inc.	73,690	6,663,787
Morgan Stanley	396,175	5,994,128
State Street Corp.	255,450	10,297,189
UBS AG(a)	389,825	4,611,630

		38,722,137

See Notes to Schedule of Investments and Financial Statements
www.all-starfunds.com	USA

18	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS

as of December 31, 2011

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Commercial Banks (4.80%)
BB&T Corp.	140,000	$3,523,800
Huntington Bancshares, Inc.	413,581	2,270,560
PNC Financial Services Group, Inc.	150,936	8,704,479
Regions Financial Corp.	785,505	3,377,671
SunTrust Banks, Inc.	520,838	9,218,833
Wells Fargo & Co.	605,390	16,684,548

		43,779,891

Consumer Finance (0.56%)
American Express Co.	108,000	5,094,360

Diversified Financial Services (2.71%)
Bank of America Corp.	344,350	1,914,586
Citigroup, Inc.	148,806	3,915,086
JPMorgan Chase & Co.	569,415	18,933,048

		24,762,720

Insurance (6.42%)
ACE Ltd.	229,482	16,091,278
The Allstate Corp.	437,645	11,995,849
American International Group, lnc.(a)	153,125	3,552,500
Assured Guaranty Ltd.	275,494	3,619,991
Axis Capital Holdings Ltd.	163,000	5,209,480
Brown & Brown, Inc.	31,861	721,014
Fidelity National Financial, Inc., Class A	233,275	3,716,071
Lincoln National Corp.	68,280	1,325,998
MetLife, Inc.	241,525	7,530,750
RenaissanceRe Holdings Ltd.	62,630	4,657,793
Willis Group Holdings PLC	2,625	101,850

		58,522,574

Real Estate Investment Trusts (0.46%)
Sunstone Hotel Investors, lnc.(a)	510,305	4,158,986

▶ HEALTH CARE (8.66%)
Biotechnology (1.29%)
Gilead Sciences, lnc.(a)	180,808	7,400,471
Myriad Genetics, lnc.(a)	114,254	2,392,479
Pharmasset, lnc.(a)	15,206	1,949,409

		11,742,359

Health Care Equipment & Supplies (2.54%)
Intuitive Surgical, lnc.(a)	9,500	4,398,595
NuVasive, lnc.(a)	160,984	2,026,789
St. Jude Medical, Inc.	158,000	5,419,400
Varian Medical Systems, lnc.(a)	71,100	4,772,943
Zimmer Holdings, lnc.(a)	122,000	6,517,240

		23,134,967

Health Care Providers & Services (1.86%)
Brookdale Senior Living, lnc.(a)	322,517	5,608,571
Express Scripts, lnc.(a)	46,563	2,080,900
Medco Health Solutions, lnc.(a)	86,952	4,860,617
WellPoint, Inc.	67,037	4,441,201

		16,991,289

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	19
SCHEDULE OF INVESTMENTS

as of December 31, 2011

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Health Care Technology (0.80%)
Cerner Corp.(a)	118,564	$7,262,045

Life Sciences Tools & Services (0.52%)
Life Technologies Corp.(a)	122,000	4,747,020

Pharmaceuticals (1.65%)
Abbott Laboratories	107,875	6,065,811
Allergan, Inc.	77,900	6,834,946
Teva Pharmaceutical Industries Ltd.(b)	54,000	2,179,440

		15,080,197

▶ INDUSTRIALS (7.91%)
Aerospace & Defense (3.15%)
The Boeing Co.	62,270	4,567,505
General Dynamics Corp.	67,473	4,480,882
Huntington Ingalls Industries, lnc.(a)	21,862	683,843
L-3 Communications Holdings, Inc.	93,425	6,229,579
Northrop Grumman Corp.	117,100	6,848,008
Precision Castparts Corp.	35,800	5,899,482

		28,709,299

Air Freight & Logistics (1.35%)
C.H. Robinson Worldwide, Inc.	115,645	8,069,708
Expeditors International of Washington, Inc.	104,490	4,279,910

		12,349,618

Building Products (0.50%)
Fortune Brands Home & Security, lnc.(a)	65,725	1,119,297
Masco Corp.	325,475	3,410,978

		4,530,275

Construction & Engineering (0.34%)
Fluor Corp.	60,957	3,063,089

Electrical Equipment (1.08%)
Cooper Industries PLC	50,718	2,746,380
Rockwell Automation, Inc.	97,434	7,148,732

		9,895,112

Machinery (0.75%)
Navistar International Corp.(a)	143,731	5,444,530
Terex Corp.(a)	105,306	1,422,684

		6,867,214

Professional Services (0.34%)
Robert Half International, Inc.	107,833	3,068,927

Road & Rail (0.29%)
CSX Corp.	124,544	2,622,897

Transportation Infrastructure (0.11%)
Aegean Marine Petroleum Network, Inc.	251,060	1,024,325

See Notes to Schedule of Investments and Financial Statements

www.all-starfunds.com	USA

20	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS

as of December 31, 2011

COMMON STOCKS (continued)	SHARES	MARKET VALUE

▶ INFORMATION TECHNOLOGY (25.01%)
Communications Equipment (5.00%)
Acme Packet, lnc.(a)	125,772	$3,887,612
Cisco Systems, Inc.	1,005,260	18,175,101
Harris Corp.	135,000	4,865,400
QUALCOMM, Inc.	340,998	18,652,591

		45,580,704

Computers & Peripherals (5.46%)
Apple, lnc.(a)	67,283	27,249,615
Dell, lnc.(a)	911,300	13,332,319
Hewlett-Packard Co.	358,125	9,225,300
Western Digital Corp.(a)	310	9,595

		49,816,829

Electronic Equipment & Instruments (1.86%)
Avnet, lnc.(a)	119,935	3,728,779
Corning, Inc.	370,000	4,802,600
Tyco Electronics Ltd.	274,325	8,451,953

		16,983,332

Internet Software & Services (4.42%)
Baidu, lnc.(a)(b)	53,710	6,255,604
eBay, lnc.(a)	287,004	8,704,831
Google, Inc., Class A(a)	26,283	16,976,190
Monster Worldwide, lnc.(a)	705,520	5,594,774
OpenTable, lnc.(a)	69,501	2,719,574

		40,250,973

IT Services (3.49%)
Cognizant Technology Solutions Corp., Class A(a)	81,500	5,241,265
Computer Sciences Corp.	178,000	4,218,600
Visa, Inc., Class A	100,013	10,154,320
The Western Union Co.	667,906	12,195,963

		31,810,148

Semiconductors & Semiconductor Equipment (1.53%)
Analog Devices, Inc.	172,000	6,154,160
ARM Holdings PLC(b)	149,500	4,136,665
MEMC Electronic Materials, lnc.(a)	477,380	1,880,877
Texas Instruments, Inc.	61,745	1,797,397

		13,969,099

Software (3.25%)
CA, Inc.	249,875	5,051,223
Citrix Systems, lnc.(a)	38,111	2,314,100
Microsoft Corp.	384,600	9,984,216
Salesforce.com, lnc.(a)	77,915	7,905,256
VMware, Inc., Class A(a)	53,100	4,417,389

		29,672,184

▶ MATERIALS (3.43%)
Chemicals (2.22%)
The Mosaic Co.	91,947	4,636,887
PPG Industries, Inc.	64,500	5,385,105
Praxair, Inc.	59,600	6,371,240
The Sherwin-Williams Co.	42,850	3,825,220

		20,218,452

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	21
SCHEDULE OF INVESTMENTS

as of December 31, 2011

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Metals & Mining (1.21%)
Alcoa, Inc.	407,000	$3,520,550
Freeport-McMoRan Copper & Gold, Inc.	115,858	4,262,416
Silver Wheaton Corp.	111,600	3,231,936

		11,014,902

▶ TELECOMMUNICATION SERVICES (1.39%)
Wireless Telecommunication Services (1.39%)
American Tower Corp., Class A	157,360	9,443,174
Sprint Nextel Corp.(a)	30,665	71,756
Vodafone Group PLC(b)	112,000	3,139,360

		12,654,290

▶ UTILITIES (1.82%)
Electric Utilities (1.10%)
Entergy Corp.	91,950	6,716,947
FirstEnergy Corp.	73,709	3,265,309

		9,982,256

Gas Utilities (0.31%)
EQT Corp.	52,121	2,855,710

Independent Power Producers & Energy Traders (0.41%)
GenOn Energy, lnc.(a)	1,440,250	3,759,052

TOTAL COMMON STOCKS
(COST OF $943,936,640)		898,440,851

SHORT TERM INVETMENT (1.98%)	PAR VALUE

▶ REPURCHASE AGREEMENT (1.98%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/30/11, due 01/03/12 at 0.01%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $18,476,287 (Repurchase proceeds of $18,099,020) (COST OF $18,099,000)	$18,099,000	18,099,000

TOTAL INVESTMENTS (100.52%) (COST OF $962,035,640)(c)		916,539,851

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.52%)		(4,729,427)

NET ASSETS (100.00%)		$911,810,424

NET ASSET VALUE PER SHARE (182,678,079 SHARES OUTSTANDING)		$4.99

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $972,425,912.

See Notes to Financial Statements

www.all-starfunds.com	USA

22	LIBERTY ALL-STAR® EQUITY FUND
SCHEDULE OF INVESTMENTS

as of December 31, 2011

Gross unrealized appreciation and depreciation at December 31, 2011 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$102,646,928
Gross unrealized depreciation	(158,532,989)

Net unrealized appreciation	$(55,886,061)

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	23
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS:
Investments at market value (Cost $962,035,640)	$916,539,851
Cash	2,327
Receivable for investment securities sold	11,902,141
Dividends and interest receivable	860,460
Prepaid assets	1,770

TOTAL ASSETS	929,306,549

LIABILITIES:
Payable for investments purchased	1,945,996
Distributions payable to shareholders	14,614,246
Investment advisory fee payable	579,603
Payable for administration, pricing and bookkeeping fees	147,588
Accrued expenses	208,692

TOTAL LIABILITIES	17,496,125

NET ASSETS	$911,810,424

NET ASSETS REPRESENTED BY:

Paid-in capital	$1,117,236,149
Accumulated net realized loss on investments	(159,929,936)
Net unrealized depreciation on investments	(45,495,789)

NET ASSETS	$911,810,424

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	182,678,079

NET ASSET VALUE PER SHARE	$4.99

See Notes to Financial Statements

www.all-starfunds.com	USA

24	LIBERTY ALL-STAR® EQUITY FUND
STATEMENT OF OPERATIONS

            Year Ended December 31, 2011

INVESTMENT INCOME:

Dividends (Net of foreign taxes withheld at source which amounted to $47,820)	$13,787,908
Interest	1,797

TOTAL INVESTMENT INCOME	13,789,705

EXPENSES:
Investment advisory fee	7,380,633
Administration fee	1,845,158
Pricing and bookkeeping fees	175,324
Audit fee	51,717
Custodian fee	114,476
Insurance expense	60,542
Legal fees	167,631
NYSE fee	169,891
Shareholder communication expenses	229,874
Transfer agent fees	98,160
Trustees’ fees and expenses	198,065
Miscellaneous expenses	21,031

TOTAL EXPENSES	10,512,502

NET INVESTMENT INCOME	3,277,203

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investment transactions	43,387,408

Net change in unrealized appreciation/(depreciation) on investments	(111,570,483)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(68,183,075)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(64,905,872)

See Notes to Financial Statements

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	25
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010

FROM OPERATIONS:
Net investment income	$3,277,203	$737,239
Net realized gain on investment transactions	43,387,408	41,891,329
Net change in unrealized appreciation/(depreciation) on investments	(111,570,483)	96,762,473

Net lncrease/(Decrease) in Net Assets From Operations	(64,905,872)	139,391,041

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(46,724,626)	(43,330,824)
Tax return of capital	(15,385,921)	(13,299,382)

Total Distributions	(62,110,547)	(56,630,206)

Total lncrease/(Decrease) in Net Assets	(127,016,419)	82,760,835

NET ASSETS:

Beginning of year	1,038,826,843	956,066,008

End of year (Includes undistributed net investment income of $0 and $0, respectively)	$911,810,424	$1,038,826,843

See Notes to Financial Statements

www.all-starfunds.com	USA

26	LIBERTY ALL-STAR® EQUITY FUND
FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$5.69	$5.23	$4.21	$8.07	$8.76

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02	0.00 (b)	0.02	0.07	0.07
Net realized and unrealized gain/(loss) on investments and foreign currency	(0.38)	0.77	1.31	(3.28)	0.31

Total from Investment Operations	(0.36)	0.77	1.33	(3.21)	0.38

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.26)	(0.24)	(0.02)	(0.07)	(0.07)
Net realized gain on investments	_	_	_	–	(0.82)
Tax return of capital	(0.08)	(0.07)	(0.29)	(0.58)	(0.01)

Total Distributions	(0.34)	(0.31)	(0.31)	(0.65)	(0.90)

Change due to rights offering(c)	–	–	–	–	(0.17)

Total Distributions and Rights Offering	(0.34)	(0.31)	(0.31)	(0.65)	(1.07)

Net asset value at end of year	$4.99	$5.69	$5.23	$4.21	$8.07

Market price at end of year	$4.22	$4.93	$4.33	$3.50	$7.05

TOTAL INVESTMENT RETURN
FOR SHAREHOLDERS:(d)
Based on net asset value	(5.8%)	16.3%	35.7%	(41.2%)	5.3%
Based on market price	(8.1%)	21.7%	35.1%	(44.0%)	(2.8%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$912	$1,039	$956	$752	$1,443
Ratio of expenses to average net assets	1.05%	1.08%	1.09%	1.01%	0.98	%(e)
Ratio of net investment income to average net assets	0.33%	0.08%	0.38%	1.05%	0.76	%(e)
Portfolio turnover rate	48%	52%	89%	87%	74%

(a)	Calculated using average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Effect of Fund’s rights offerings for shares at a price below net asset value.
(d)

Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(e)	The benefits derived from custody credits and directed brokerage arrangements, if any, had an impact of less than 0.01%.

See Notes to Financial Statements

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	27
NOTES TO FINANCIAL STATEMENTS
December 31, 2011

NOTE 1. ORGANIZATION

Liberty All-Star®Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”). The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the year ended December 31, 2011, the Fund only held American Depository Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premiums and discounts are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

www.all-starfunds.com	USA

28	LIBERTY ALL-STAR® EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period.

When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

Valuation inputs	Investments in Securities at Value*

Level 1 - Unadjusted Quoted Prices
Common Stocks	$898,440,851

Level 2 - Other Significant Observable Inputs
Short Term Investment	18,099,000

Level 3 - Significant Unobservable Inputs	_
TOTAL	$916,539,851

*See Schedule of Investments for industry classification.

For the year ended December 31, 2011, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	29
NOTES TO FINANCIAL STATEMENTS
December 31, 2011

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. For the year ended December 31, 2011, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$43,447,423	($993)	($43,446,430)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the years ended December 31, 2011, and December 31, 2010 was as follows:

	12/31/11	12/31/10

Distributions paid from:
Ordinary income	$46,724,626	$43,330,824
Tax return of capital	15,385,921	13,299,382

	$62,110,547	$56,630,206

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward

2016	$ 14,514,147
2017	$135,025,517

The Fund used capital loss carry forwards of $43,480,297 to offset taxable capital gains during the period ended December 31, 2011.

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Losses	Net Unrealized Depreciation

($149,539,664)	($55,886,061)

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

www.all-starfunds.com	USA

30	LIBERTY ALL-STAR® EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2011

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition in the financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2008, December 31, 2009, December 31, 2010, and December 31, 2011 the Fund’s returns are still open to examination by the appropriate taxing authorities.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing

Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides bookkeeping and pricing services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% on the average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $475,971,448 and $534,227,963, respectively.

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	31
NOTES TO FINANCIAL STATEMENTS
December 31, 2011

NOTE 6. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

www.all-starfunds.com	USA

32	LIBERTY ALL-STAR® EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIBERTY ALL-STAR® EQUITY FUND:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Equity Fund, (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star® Equity Fund, as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 16, 2012

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	33
AUTOMATIC DIVIDEND REINVESTMENT AND DIRECT PURCHASE PLAN (UNAUDITED)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computer share Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

www.all-starfunds.com	USA

34	LIBERTY ALL-STAR® EQUITY FUND
TAX INFORMATION (UNAUDITED)

All 2011 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends, and

(2) return of capital

The table below details the breakdown of each 2011 distribution for federal income tax purposes.

TAX STATUS OF 2011 DISTRIBUTIONS

		ORDINARY DIVIDENDS
DATE PAID	AMOUNT PER SHARE	QUALIFIED	NON-QUALIFIED	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL
01/03/11*	$0.08	5.32%	69.90%	—	24.78%
03/14/11	$0.09	5.32%	69.90%	—	24.78%
06/13/11	$0.09	5.32%	69.90%	—	24.78%
09/12/11	$0.08	5.32%	69.90%	—	24.78%
01/03/12**	$0.08	—	—	—	—
*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2011.

** Pursuant	to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2012.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 31, 2011:

Qualified Dividend Income	7.07%
Corporate Dividends Received Deduction	6.98%

DESCRIPTION OF LIPPER BENCHMARK AND THE S&P 500® INDEX (UNAUDITED)

Upper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

S&P 500® Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities. You cannot invest directly in an index.

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	35
TRUSTEES AND OFFICERS (UNAUDITED)

The names of the Trustees and Officers of the Liberty All-Star® Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

INDEPENDENT TRUSTEES

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

John A. Benning (Age 77)	Trustee Since 2002; Term expires 2012	Retired (since December 1999)	2	Director, Liberty All-Star Growth Fund (since 2002).

Thomas W. Brock (Age 64)	Trustee Since 2005; Term expires 2014	CEO, StoneHarbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (1998-2006).	2	Director, Liberty All-Star Growth Fund (since 2005); Trustee and Chairman, Stone Harbor Investment Funds (since 2007).

George R. Gaspari (Age 71)	Trustee Since 2006, Term Expires 2014	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Director, Liberty All-Star Growth Fund (since 2006).

Richard W. Lowry (Age 75)	Trustee Since 1986; Term Expires 2013; Chairman since 2004	Private Investor (since 1987)	2	Director and Chairman, Liberty All-Star Growth Fund (since 1994).

John J. Neuhauser (Age 68)	Trustee Since 1998; Term Expires 2013	President, St. Michael’s College (since August 2007); University Professor (December 2005-2007), Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Director, Liberty All-Star Growth Fund (since 1998); Trustee, Columbia Funds Series Trust I (66 funds).

Richard C. Rantzow (Age 73)	Trustee Since 2006, Term expires 2013	Retired; Chairman of the Board of First Funds (from 1992 to July 2006)	2	Director, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

*	The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

www.all-starfunds.com	USA

36	LIBERTY ALL-STAR® EQUITY FUND
TRUSTEES AND OFFICERS (UNAUDITED)

INTERESTED TRUSTEE

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD

Edmund J. Burke (Age 51)**	Trustee Since 2006; Term expires 2012	President of ALPS, a DST Company since November 2011. CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).	2

President (since 2006), Trustee and Chairman (since 2009), Financial Investors Trust; Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006); formerly. President Reaves Utility Income Fund and Financial Investors Variable Insurance Trust.

OFFICERS

NAME AND ADDRESS*	POSITION WITH EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 58)	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 47)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (Since January 1999). Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 51)	Vice President	2006

President of ALPS, a DST Company since November 2011. CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).

*	The address for all Directors and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.
**	Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisors.

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	37
TRUSTEES AND OFFICERS (UNAUDITED)

OFFICERS (continued)

NAME AND ADDRESS*	POSITION WITH GROWTH FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jeremy O. May (Age 41)	Treasurer	2006

President and Director of ALPS Fund Services, Inc. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently a Director of Reaves Utility Income Fund and Treasurer of Liberty All-Star Growth Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation.

Kimberly R. Storms (Age 39)	Assistant Treasurer	2006

Director of Fund Administration and Senior Vice-President of ALPS Fund Services, Inc. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Growth Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc. She is Treasurer of ALPS ETF Trust and BPV Family of Funds. Ms. Storms is also Chief Financial Officer for the Arbitrage Funds. Ms. Storms was previously Assistant Treasurer of the Clough Global Equity, Clough Global Allocation, Clough Global Opportunities and Reaves Utility Income Funds.

Melanie H. Zimdars (Age 35)	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008 and the Liberty All-Star Growth Fund since 2011. Assistant Treasurer, Wasatch Funds, November 2006 to February 2007. Senior Compliance Officer, Wasatch Advisors, Inc., 2005 to 2008. Ms. Zimdars is currently the CCO for Liberty All-Star Growth Fund, Financial Investors Variable Insurance Trust, ALPS ETF Trust, EGA Emerging Global Shares Trust and BPV Family of Funds.

Tane T. Tyler (Age 45)	Secretary	2011

Senior Vice President, General Counsel and Secretary of ALPS Holdings, Inc.; ALPS Advisors, Inc.; ALPS Distributors, Inc. and ALPS Fund Services, Inc. Ms. Tyler joined ALPS in 2004. She also serves as Secretary of the ALPS ETF Trust since December 2008. She also served as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004-2007; Secretary, Westcore Funds from February 2005-2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004-December 2006. She was previously Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004 and Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

Alex J. Marks (Age 37)	Assistant Secretary	2011

Employee of ALPS Fund Services, Inc. since June 2011. Mr. Marks also serves as the Assistant Secretary of the Liberty All-Star Growth Fund. Mr. Marks was previously Secretary of the Financial Investors Variable Insurance Trust from December 2008 to June 2010.

*	The address for all Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

www.all-starfunds.com	USA

38	LIBERTY ALL-STAR® EQUITY FUND
RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of shareholders of the Liberty All-Star Equity Fund (the “Fund”) was held on September 30, 2011 (the “Meeting”). The meeting was held as a result of the acquisition of ALPS Holdings, Inc., ALPS Advisors’ parent company, by DST Systems, Inc. On July 19, 2011, the record date of the Meeting, the Fund had outstanding 182,678,079 shares of common stock. At the Meeting, the following matters were voted on and approved by the shareholders. The results of the Special Meeting of shareholders are noted below.

PROPOSAL 1 - To approve a new Investment Advisory Agreement between the Fund and ALPS Advisors, Inc.:

NUMBER OF VOTES

ADVISOR	TOTAL RECORD DATE VOTES	AFFIRMATIVE	AGAINST	ABSTAIN

ALPS Advisors, Inc.	111,891,758.552	99,156,164.286	9,896,521.414	2,839,072.852

PERCENTAGE OF TOTAL OUTSTANDING SHARES

ADVISOR	AFFIRMATIVE	AGAINST	ABSTAIN

ALPS Advisors, Inc.	54.279%	5.417%	1.554%

PERCENTAGE OF VOTES

ADVISOR	AFFIRMATIVE	AGAINST	ABSTAIN

ALPS Advisors, Inc.	88.618%	8.845%	2.537%

PROPOSAL 2 - To approve a new Portfolio Management Agreement for the Fund with ALPS Advisors, Inc. and each of the following Sub-Advisers:

NUMBER OF VOTES

SUB-ADVISER	TOTAL RECORD DATE VOTES	AFFIRMATIVE	AGAINST	ABSTAIN

Cornerstone Capital Management, Inc.	111,891,758.552	98,968,374.551	9,948,658.490	2,974,725.511

Matrix Asset Advisers, Inc.	111,891,758.552	98,923,856.755	9,948,113.583	3,019,788.214

Pzena Investment Management, LLC	111,891,758.552	98,922,544.177	9,911,769.545	3,057,444.830

Schneider Capital Management Corp.	111,891,758.552	98,949,779.627	9,870,727.127	3,071,251.798

TCW Investment Management Co.	111,891,758.552	98,877,438.005	10,007,072.012	3,007,248.535

PERCENTAGE OF TOTAL OUTSTANDING SHARES

SUB-ADVISER	AFFIRMATIVE	AGAINST	ABSTAIN

Cornerstone Capital Management, Inc.	54.176%	5.446%	1.628%

Matrix Asset Advisers, Inc.	54.152%	5.445%	1.653%

Pzena Investment Management, LLC	54.151%	5.426%	1.673%

Schneider Capital Management Corp.	54.166%	5.403%	1.681%

TCW Investment Management Co.	54.126%	5.478%	1.646%

ANNUAL REPORT DECEMBER 31, 2011

LIBERTY ALL-STAR® EQUITY FUND	39
RESULTS OF SHAREHOLDER MEETING (UNAUDITED

PERCENTAGE OF VOTES

SUB- ADVISER	AFFIRMATIVE	AGAINST	ABSTAIN

Cornerstone Capital Management, Inc.	88.451%	8.891%	2.658%

Matrix Asset Advisers, Inc.	88.411%	8.891%	2.698%

Pzena Investment Management, LLC	88.410%	8.858%	2.732%

Schneider Capital Management Corp.	88.434%	8.822%	2.744%

TCW Investment Management Co.	88.369%	8.944%	2.687%

www.all-starfunds.com	USA

40	LIBERTY ALL-STAR® EQUITY FUND
PRIVACY POLICY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

ANNUAL REPORT DECEMBER 31, 2011

ALL-STAR® EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Tané T. Tyler, Secretary
Alex J. Marks, Assistant Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

Annual Certifications — As required, on May 16, 2011, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

USA LISTED NYSE

LAS000432 08312012

ALL-STAR EQUITY FUND

ALPS Advisors, Inc.
Investment Advisor
1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577
www.all-starfunds.com

USA LISTED NYSE

A Member of the Closed-End Fund Association, Inc.
www.closed-endfunds.com

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment advisor. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.	The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.	During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.	The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.	The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2011 and are $41,000 and $41,000, respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 December 31, 2011 are approximately $0 and $0, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2011 are approximately $3,560 and $3,685, respectively.

Tax Fees in both fiscal years 2010 and 2011 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2011 and are $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2010 and December 31, 2011, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2009 and December 31, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $198,560 in 2010 and $166,685 in 2011. These fees consisted of non-audit fees billed to (i) the Registrant of $3,560 in 2010 and $3,685 in 2011 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $195,000 in 2010 and $163,000 in 2011. The non-audit fees billed to AFS related to SAS 70 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2011, John A. Benning, Thomas W. Brock, George R. Gaspari, Richard W. Lowry, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “AAI”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to AAI, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and AAI, its affiliates, its other clients or other persons.

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	ALPS’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.
2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—

To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—

To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Cornerstone Capital Management, Inc.

MANAGEMENT. The portion of the Fund allocated to Cornerstone is managed by Thomas G. Kamp, CFA, President and Chief Investment Officer of Cornerstone. Tom joined Cornerstone in February 2006 after thirteen years with Alliance Capital Management. As Cornerstone’s Chief Investment Officer, Tom leads the research team, is a member of the Investment Policy Committee and is responsible for all portfolio management decisions. At Alliance Capital Management, he was a Senior Vice President and Portfolio Manager within the Large Capitalization Growth Equity Group. He managed the Minneapolis office of Alliance and by December 2005, had responsibility for over $9 billion in assets including the AllianceBernstein Large Cap Growth Fund, the Alliance Premier Institutional Fund, the ACM Global Investments – American Growth Portfolio (Luxembourg based), the ACM Funds, Inc. – American Growth Fund (UK based), and the Alliance American Premier Growth Fund (Japan based). He was also responsible for over $5 billion of assets from public and private institutions and high net worth individuals around the world. Prior to joining Alliance Capital in 1993, Tom evaluated and participated in funding emerging companies for IAI Venture Capital Group. He earned an MBA with a specialization in Accounting from Northwestern University and a BSME with a minor in Applied Mathematics from Southern Methodist University. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Thomas G. Kamp as of December 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Thomas G. Kamp
Registered Investment Companies	5	$592	0	N/A
Other pooled investment vehicles	8	$730	1	$4.5M
Other accounts	15	354	0	N/A

COMPENSATION STRUCTURE.

Mr. Kamp’s compensation consists of base salary, bonus and stock options.

OWNERSHIP BY PORTFOLIO MANAGERS: None

MATERIAL CONFILCTS OF INTEREST: None

Matrix Asset Advisors, Inc. (“Matrix”)

MANAGEMENT. The portion of the Fund allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz has earned the right to use the CFA Institute Chartered Financial Analyst designation. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm’s President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
David A. Katz
Registered Investment Companies	1	$76.2	0	N/A
Other pooled investment vehicles	1	$6.2	1	$6.2
Other accounts	419	$616.4	3	$3.8

COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a “stakeholder” program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm. Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

OWNERSHIP BY PORTFOLIO MANAGERS: None

MATERIAL CONFILCTS OF INTEREST: None

Pzena Investment Management, LLC (“Pzena”)

MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team. For the Fund, Rich Pzena, John Goetz, and Tony DeSpirito have joint decision-making responsibility and “veto authority” over any decision.

Richard S. Pzena – Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980, respectively.

John P. Goetz – Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

Antonio DeSpirito, III – Mr. DeSpirito is a Managing Principal and Portfolio Manager of Value and Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management’s Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz and DeSpirito, as of December 31, 2011.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	7	$2,117	0	N/A
Other pooled investment vehicles	40	$584	0	N/A
Other accounts	166	$5,220	6	$953.46

John P. Goetz
Registered Investment Companies	11	$2,938	1	$11.78
Other pooled investment vehicles	26	$2,713	1	$134.39
Other accounts	101	$5,256	5	$634.02

Antonio DeSpirito, III
Registered Investment Companies	4	$2,029	0	N/A
Other pooled investment vehicles	30	$568	0	N/A
Other accounts	128	$4,012	5	$945.81

COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz and DeSpirito, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

OWNERSHIP BY PORTFOLIO MANAGERS: Mr. DeSpirito owns between $100,001 - $500,000 worth of shares of the Fund. Messrs. Pzena and Goetz do not own shares of the Fund.

MATERIAL CONFILCTS OF INTEREST: Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Schneider Capital Management Corporation (“Schneider”)

MANAGEMENT: The portion of the Fund allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of Fund allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Arnold C. Schneider III

Registered Investment Companies	5	$400	0	N/A
Other pooled investment vehicles	4	$363	0	N/A
Other accounts	13	$820	0	N/A

COMPENSATION STRUCTURE. Mr. Schneider’s compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

OWNERSHIP BY PORTFOLIO MANAGER: None

MATERIAL CONFILCTS OF INTEREST: None

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm’s various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2011:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	6	$960	0	N/A
Other pooled investment vehicles	6	$467	2	$67
Other accounts	56	$5,243	2	$290

COMPENSATION STRUCTURE. Portfolio Managers Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategy offered in the Fund, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Certain accounts of TCW (but not the Fund) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Fund, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Fund or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the year ended December 31, 2011, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2012

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 5, 2012